Exhibit 10.1
EXECUTION COPY
     AMENDMENT NO. 2 dated as of September 13, 2006 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 20, 2004 (as amended by Amendment No. 1 dated as of April 6, 2005, the “Credit Agreement”), among BUFFETS, INC., a Minnesota corporation (the “Borrower”), BUFFETS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).
          A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.
          B. The Borrower and Holdings have requested certain amendments to the Credit Agreement as set forth herein.
          C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments. (a) The table appearing in Section 6.11 (Interest Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Period	Ratio
Restatement date through December 15, 2004	2.25 to 1.00
December 16, 2004 through June 28, 2006	2.15 to 1.00
June 29, 2006 through December 13, 2006	2.00 to 1.00
December 14, 2006 through June 27, 2007	2.15 to 1.00
June 28, 2007 through April 2, 2008	3.00 to 1.00
Thereafter	3.25 to 1.00
     (b) The table appearing in Section 6.13 (Maximum Leverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Period	Ratio
Restatement date through June 30, 2004	4.75 to 1.00
July 1, 2004 through December 15, 2004	4.50 to 1.00
December 16, 2004 through April 5, 2006	4.25 to 1.00
April 6, 2006 through June 28, 2006	4.00 to 1.00
June 29, 2006 through September 20, 2006	4.45 to 1.00
September 21, 2006 through December 13, 2006	4.20 to 1.00
December 14, 2006 through April 4, 2007	3.85 to 1.00
April 5, 2007 through June 27, 2007	3.75 to 1.00
June 28, 2007 through April 2, 2008	3.00 to 1.00
Thereafter	2.50 to 1.00

          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.
          SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date ( the “Amendment Effective Date”) that
     (a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders; and
     (b) the Administrative Agent shall have received, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon, New York City time, on September 13, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% of the sum of such Lender’s Revolving Credit Commitment, UF L/C Commitment and PF L/C Commitment (in each case, whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date.
          SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of

2

which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.
          SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
          SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
          SECTION 9. Reaffirmation. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment, and affirms and confirms its guarantee of the Obligations and, if applicable, the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant of security interest continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents.
[Remainder of this page intentionally left blank]

3

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

BUFFETS, INC.
By:	/s/	A. Keith Wall

	Name:	A. Keith Wall
	Title:	Executive Vice President and Chief Financial Officer

BUFFETS HOLDINGS, INC.
By:	/s/	A. Keith Wall

	Name:	A. Keith Wall
	Title:	Executive Vice President and Chief Financial Officer

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE I HERETO,
By:	/s/	A. Keith Wall

	Name:	A. Keith Wall
	Title:	Executive Vice President and Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston), individually and as Administrative Agent and as Collateral Agent,
By:	/s/	Robert Hetu

	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/	Denise L. Alvarez

	Name:	Denise L. Alvarez
	Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF SEPTEMBER 13, 2006, TO THE BUFFETS, INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 20, 2004, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF APRIL 6, 2005

Name of Lender:	Credit Industriel et Commercial

By:	/s/	Brian O’Leary

	Name:	Brian O’Leary
	Title:	Vice-President

By:	/s/	Anthony Rock

	Name:	Anthony Rock
	Title:	Vice-President

Name of Lender:	Harbour Town Funding LLC

By:	/s/	Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Name of Lender:	Long Lane Master Trust IV

By:	/s/	Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Authorized Agent

Name of Lender:	PPM Shadow Creek Funding LLC

By:	/s/	Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Name of Lender:	Clydesdale CLO 2003, Ltd.

By:	/s/	Richard W. Stewart

	Name:	Richard W. Stewart
	Title:	Managing Director

Name of Lender:	Nomura Bond and Loan

By:	/s/	Richard W. Stewart

	Name:	Richard W. Stewart
	Title:	Managing Director

Name of Lender:	Neram Loan Trust 2005

By:	/s/	Richard W. Stewart

	Name:	Richard W. Stewart
	Title:	Managing Director

Name of Lender:	Centaurus Loan Trust

By:	/s/	Richard W. Stewart

	Name:	Richard W. Stewart
	Title:	Managing Director

Name of Lender:	Clydesdale Strategic CLO I, Ltd.

By:	/s/	Richard W. Stewart

	Name:	Richard W. Stewart
	Title:	Managing Director

Name of Lender:	Clydesdale CLO 2004, Ltd.

By:	/s/	Richard W. Stewart

	Name:	Richard W. Stewart
	Title:	Managing Director

Name of Lender:	Gulf Stream-Compass CLO 2002-1 Ltd.
	By:	Gulf Stream Asset Management LLC, as Collateral Manager
By:	/s/	Barry K. Love

	Name:	Barry K. Love
	Title:	Chief Credit Officer

Name of Lender:	Gulf Stream-Compass CLO 2003-1 Ltd.
	By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/	Barry K. Love

	Name:	Barry K. Love
	Title:	Chief Credit Officer

Name of Lender:	Gulf Stream-Compass CLO 2005-II Ltd.
	By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/	Barry K. Love

	Name:	Barry K. Love
	Title:	Chief Credit Officer

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I — INGOTS, Ltd., as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Katonah II, Ltd. by Sankaty Advisors LLC, as Sub-Advisors

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Katonah III, Ltd. by Sankaty Advisors LLC, as Sub-Advisors

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Katonah IV, Ltd. by Sankaty Advisors LLC, as Sub-Advisors

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender

By:	/s/	Jeffrey Hawkins

	Name:	Jeffrey Hawkins
	Title:	Executive Vice President

Name of Lender:	Light Point CLO 2004-1, Ltd. Premium Loan Trust I, Ltd.

By:	/s/	Timothy S. Van Kirk

	Name:	Timothy S. Van Kirk
	Title:	Managing Director

Name of Lender:	Gleneagles Trading LLC

By:	/s/	Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Name of Lender:	ELF Funding Trust I
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Loan Funding IV LLC
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Name of Lender:	Highland Legacy Limited
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Name of Lender:	Pam Capital Funding L.P.
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Name of Lender:	Pamco Cayman Ltd.
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Name of Lender:	Loan Star State Trust
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General
Partner of Highland Capital
Management, L.P.

Name of Lender:	Jasper CLO, Ltd.
	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General
Partner of Highland Capital
Management, L.P.

Name of Lender:	Highland Loan Funding V Ltd.

	By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc., its General Partner

By:	/s/	Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General
Partner of Highland Capital
Management, L.P.

Name of Lender:	Highland Floating Rate Advantage Fund

By:	/s/	M. Jason Blackburn

	Name:	M. Jason Blackburn
	Title:	Treasurer

Name of Lender:	Highland Floating Rate LLC

By:	/s/	M. Jason Blackburn

	Name:	M. Jason Blackburn
	Title:	Treasurer

Name of Lender:	WG Horizon CLO I
	By:	West Gate Horizons Advisors, LLC, as Manager

By:	/s/	Heidimare Skor

	Name:	Heidimare Skor
	Title:	Sr. Credit Analyst

Name of Lender:	BlackRock Financial Management

By:	/s/	Tom Colwell

	Name:	Tom Colwell
	Title:	Authorized Signatory

Magnetite IV CLO, Limited
Magnetite V CLO, Limited
BlackRock Limited Duration Income Trust
Name of Lender:	Senior Debt Portfolio
	By:	Boston Management and Research, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance Senior Income Trust
	By:	Eaton Vance Management,
as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance Institutional Senior Loan Fund

	By:	Eaton Vance Management, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance CDO III, Ltd.
	By:	Eaton Vance Management, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance CDO VI, Ltd.
	By:	Eaton Vance Management, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance CDO VIII, Ltd.
	By:	Eaton Vance Management, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Grayson & Co
	By:	Boston Management and Research, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance Limited Duration Income Fund
	By:	Eaton Vance Management, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance Senior Floating-Rate Trust
	By:	Eaton Vance Management, as Investment Advisor

By:	/s/	Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Oppenheimer Senior Floating Rate Fund

By:	/s/	Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	AVP

Name of Lender:	HarbourView CLO IV, Ltd.

By:	/s/	Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	AVP

Name of Lender:	HarbourView CLO 2006-1, Ltd.

By:	/s/	Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	AVP

Name of Lender:	Van Kampen Senior Income Trust
	By:	Van Kampen Asset Management, as Investment Advisor

By:	/s/	Christina Jamieson

	Name:	Christina Jamieson
	Title:	Executive Director

Name of Lender:	Venture CDO 2002, Limited
	By:	Its Investment Advisor MJX Asset Management LLC

By:	/s/	Martin Davey

	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture II CDO 2002, Limited
	By:	Its Investment Advisor MJX Asset Management LLC

By:	/s/	Martin Davey

	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture V CDO 2002, Limited
	By:	Its Investment Advisor
MJX Asset Management LLC

By:	/s/	Martin Davey

Name: Martin Davey
Title: Managing Director

Name of Lender:	Venture VI CDO 2002, Limited
	By:	Its Investment Advisor
MJX Asset Management LLC

By:	/s/	Martin Davey

Name: Martin Davey
Title: Managing Director

Name of Lender:	Venture VII CDO 2002, Limited
	By:	Its Investment Advisor
MJX Asset Management LLC

By:	/s/	Martin Davey

Name: Martin Davey
Title: Managing Director

Name of Lender:	Vista Leveraged Income Fund
	By:	Its Investment Advisor
MJX Asset Management LLC

By:	/s/	Martin Davey

Name: Martin Davey
Title: Managing Director

Name of Lender:	Pacifica CDO II, Ltd

By:	/s/	Olivier A. Tabouret

Name: Olivier A. Tabouret
Title: Senior Vice President

Name of Lender:	GlenEagles Trading LLC

By:	/s/	Christina L. Ramseur

Name: Christina L. Ramseur
Title: Assistant Vice President

Name of Lender:	Credit Suisse Loan Funding LLC

By:	/s/	Barry Zamore

Name: Barry Zamore
Title: Managing Director

Name of Lender:	NYLIM Flatiron CLO 2003-1 Ltd.
	By:	New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

By:	/s/	Elizabeth Standbridge

Name: Elizabeth Standbridge
Title: Vice President

Name of Lender:	NYLIM Flatiron CLO 2004-1 Ltd.
	By:	New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

By:	/s/	Elizabeth Standbridge

Name: Elizabeth Standbridge
Title: Vice President

Name of Lender:	NYLIM Flatiron CLO 2005-1 Ltd.
	By:	New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

By:	/s/	Elizabeth Standbridge

Name: Elizabeth Standbridge
Title: Vice President

Name of Lender:	NYLIM Institutional Floating Rate Fund L.P.
	By:	New York Life Investment Management
LLC, its Investment Manager

By:	/s/	Elizabeth Standbridge

Name: Elizabeth Standbridge
Title: Vice President

Name of Lender:	MainStay Floating Rate Fund,
a series of Eclipse Funds, Inc. By: New York Life Investment Management LLC

By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

Name of Lender:	MainStay VP Floating Rate Portfolio,
a series of MainStay VP Series Fund, Inc.
By: New York Life Investment Management
LLC

By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

Name of Lender:	New York Life Insurance and Annuity Corporation
By: New York Life Investment Management
LLC, Its Investment Manager

By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

Name of Lender:	New York Life Insurance Company

By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Corporate Vice President

Name of Lender:	Bank of America, N.A.

By:	/s/ Richard E. Lynch
	Name:	Richard E. Lynch
	Title:	Senior Vice President

Name of Lender:	Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:	U.S. Bank National Association

By:	/s/ Christopher P. Zinn
	Name:	Christopher P. Zinn
	Title:	VP

SCHEDULE I

Subsidiary Guarantor List
1. Distinctive Dining, Inc
2. Hometown Buffet, Inc.
3. OCB Purchasing Co.
4. OCB Restaurant Company, LLC (formerly known as OCB Restaurant Co.)
5. Restaurant Innovations, Inc.
6. Tahoe Joe’s, Inc.
7. Buffets Leasing Company, LLC
8. Hometown Leasing Company, LLC
9. Tahoe Joe’s Leasing Company, LLC
10. OCB Leasing Company, LLC.